SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

VIP EQUITY-INCOME PORTFOLIO
VIP GROWTH PORTFOLIO
VIP HIGH INCOME PORTFOLIO
VIP MONEY MARKET PORTFOLIO
VIP OVERSEAS PORTFOLIO
VIP VALUE PORTFOLIO
FUNDS OF
VARIABLE INSURANCE PRODUCTS FUND

VIP ASSET MANAGER PORTFOLIO
VIP ASSET MANAGER: GROWTH PORTFOLIO
VIP CONTRAFUND PORTFOLIO
VIP DISCIPLINED SMALL CAP PORTFOLIO
VIP INDEX 500 PORTFOLIO
VIP INVESTMENT GRADE BOND PORTFOLIO
FUNDS OF
VARIABLE INSURANCE PRODUCTS FUND II

VIP AGGRESSIVE GROWTH PORTFOLIO
VIP BALANCED PORTFOLIO
VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO
VIP GROWTH & INCOME PORTFOLIO
VIP GROWTH OPPORTUNITIES PORTFOLIO
VIP MID CAP PORTFOLIO
VIP VALUE STRATEGIES PORTFOLIO
FUNDS OF
VARIABLE INSURANCE PRODUCTS FUND III

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Money Market Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Index 500 Portfolio, VIP Investment Grade Bond Portfolio, VIP Aggressive Growth Portfolio, VIP Balanced Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Mid Cap Portfolio, and VIP Value Strategies Portfolio (the funds), will be held at an office of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the trusts), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on November 15, 2006, at 9:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

The Board of Trustees of each trust has fixed the close of business on September 18, 2006 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

September 18, 2006

Your vote is important - please vote your shares promptly.

Any variable product owners, who have a voting interest in variable accounts holding shares of the trust(s), are invited to attend the Meeting in person. Any such person who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card or voting instruction form, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD OR VOTING INSTRUCTION FORM

The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

VARIABLE INSURANCE PRODUCTS FUND:
VIP EQUITY-INCOME PORTFOLIO
VIP GROWTH PORTFOLIO
VIP HIGH INCOME PORTFOLIO
VIP MONEY MARKET PORTFOLIO
VIP OVERSEAS PORTFOLIO
VIP VALUE PORTFOLIO

VARIABLE INSURANCE PRODUCTS FUND II:
VIP ASSET MANAGER PORTFOLIO
VIP ASSET MANAGER: GROWTH PORTFOLIO
VIP CONTRAFUND PORTFOLIO
VIP DISCIPLINED SMALL CAP PORTFOLIO
VIP INDEX 500 PORTFOLIO
VIP INVESTMENT GRADE BOND PORTFOLIO

VARIABLE INSURANCE PRODUCTS FUND III:
VIP AGGRESSIVE GROWTH PORTFOLIO
VIP BALANCED PORTFOLIO
VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO
VIP GROWTH & INCOME PORTFOLIO
VIP GROWTH OPPORTUNITIES PORTFOLIO
VIP MID CAP PORTFOLIO
VIP VALUE STRATEGIES PORTFOLIO

TO BE HELD ON NOVEMBER 15, 2006

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Variable Insurance Products Fund, the Board of Trustees of Variable Insurance Products Fund II, and the Board of Trustees of Variable Insurance Products Fund III (the trusts) to be used at the Special Meeting of Shareholders of VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Money Market Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Index 500 Portfolio, VIP Investment Grade Bond Portfolio, VIP Aggressive Growth Portfolio, VIP Balanced Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Mid Cap Portfolio, and VIP Value Strategies Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on November 15, 2006 at 9:30 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trusts and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy or voting instruction form on or about September 18, 2006. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of each trust.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each class of each fund (other than VIP Index 500 Portfolio) provided the expenses do not exceed each class's existing voluntary expense cap of:

	Initial Class	Initial Class R	Service Class	Service Class R	Service Class 2	Service Class 2 R	Investor Class	Investor Class R
VIP Aggressive Growth PortfolioA	0.90%	n/a	1.00%	n/a	1.15%	n/a	1.05%	n/a
VIP Asset Manager PortfolioA	0.80%	n/a	0.90%	n/a	1.05%	n/a	0.95%	n/a
VIP Asset Manager: Growth PortfolioA	0.85%	n/a	0.95%	n/a	1.10%	n/a	1.00%	n/a
VIP Balanced PortfolioA	0.70%	n/a	0.80%	n/a	0.95%	n/a	0.85%	n/a
VIP Contrafund PortfolioB	0.85%	n/a	0.95%	n/a	1.10%	1.10%	1.00%	n/a
VIP Disciplined Small Cap PortfolioA	1.00%	n/a	1.10%	n/a	1.25%	n/a	1.15%	n/a
VIP Dynamic Capital Appreciation PortfolioA	0.85%	n/a	0.95%	n/a	1.10%	n/a	1.00%	n/a
VIP Equity-Income PortfolioB	0.75%	n/a	0.85%	n/a	1.00%	1.00%	0.90%	n/a
VIP Growth PortfolioB	0.85%	n/a	0.95%	n/a	1.10%	1.10%	1.00%	n/a
VIP Growth & Income PortfolioA	0.75%	n/a	0.85%	n/a	1.00%	n/a	0.90%	n/a
VIP Growth Opportunities PortfolioA	0.85%	n/a	0.95%	n/a	1.10%	n/a	1.00%	n/a
VIP High Income PortfolioC	0.75%	0.75%	0.85%	0.85%	1.00%	1.00%	0.85%	n/a
VIP Investment Grade Bond PortfolioA	0.58%	n/a	0.68%	n/a	0.83%	n/a	0.65%	n/a
VIP Mid Cap PortfolioA	0.85%	n/a	0.95%	n/a	1.10%	n/a	1.00%	n/a
VIP Money Market PortfolioA	0.40%	n/a	0.50%	n/a	0.65%	n/a	0.50%	n/a
VIP Overseas PortfolioD	1.10%	1.10%	1.20%	1.20%	1.35%	1.35%	n/a	1.25%
VIP Value PortfolioA	0.85%	n/a	0.95%	n/a	1.10%	n/a	1.00%	n/a
VIP Value Strategies PortfolioA	0.85%	n/a	0.95%	n/a	1.10%	n/a	1.00%	n/a

A The Fund does not offer Initial Class R, Service Class R, Service Class 2 R, or Investor Class R shares.

B The Fund does not offer Initial Class R, Service Class R, or Investor Class R shares.

C The Fund does not offer Investor Class R shares.

D The Fund does not offer Investor Class shares.

Expenses exceeding the voluntary expense cap of each class of each fund (other than VIP Index 500 Portfolio) will be paid by FMR. The funds (except VIP Index 500 Portfolio) will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

For VIP Index 500 Portfolio, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The principal business address of FMR, each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the funds (except VIP Disciplined Small Cap Portfolio, VIP Index 500 Portfolio, VIP Investment Grade Bond Portfolio, and VIP Money Market Portfolio), is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Balanced Portfolio, VIP Investment Grade Bond Portfolio, and VIP Money Market Portfolio, is One Spartan Way, Merrimack, New Hampshire 03054. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Research & Analysis Company (FRAC) (formerly known as Fidelity Management & Research (Far East) Inc. (FMR Far East)), located at 82 Devonshire Street, Boston, Massachusetts 02109; and Fidelity Investments Japan Limited (FIJ), located at Shiroyama JT Mori Building, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; and Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda are also sub-advisers to the funds (except VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio). Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA is also a sub-adviser to the funds (except VIP Disciplined Small Cap Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Index 500 Portfolio). The principal business address of Geode Capital Management, LLC, sub-adviser to VIP Disciplined Small Cap Portfolio and VIP Index 500 Portfolio, is 53 State Street, Boston, Massachusetts 02109.

If the enclosed proxy or voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the appropriate trust, by the execution of a later-dated proxy or voting instruction form, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, but insurance company variable accounts may vote all of their shares in the same proportion as the voting instructions actually received from variable product owners. See page <Click Here>.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each class of each fund of each trust issued and outstanding as of July 31, 2006 are indicated in the following table:

Number of Shares
VIP Aggressive Growth Portfolio: Initial Class	708,510
VIP Aggressive Growth Portfolio: Service Class	112,629
VIP Aggressive Growth Portfolio: Service Class 2	1,094,904
VIP Aggressive Growth Portfolio: Investor Class	350,598
VIP Asset Manager Portfolio: Initial Class	143,053,818
VIP Asset Manager Portfolio: Service Class	1,643,479
VIP Asset Manager Portfolio: Service Class 2	3,414,184
VIP Asset Manager Portfolio: Investor Class	1,494,137
VIP Asset Manager: Growth Portfolio: Initial Class	17,269,912
VIP Asset Manager: Growth Portfolio: Service Class	405,218
VIP Asset Manager: Growth Portfolio: Service Class 2	480,951
VIP Asset Manager: Growth Portfolio: Investor Class	474,752
VIP Balanced Portfolio: Initial Class	18,628,815
VIP Balanced Portfolio: Service Class	1,077,014
VIP Balanced Portfolio: Service Class 2	2,802,591
VIP Balanced Portfolio: Investor Class	3,880,019
VIP Contrafund Portfolio: Initial Class	352,408,610
VIP Contrafund Portfolio: Service Class	83,117,901
VIP Contrafund Portfolio: Service Class 2	149,743,888
VIP Contrafund Portfolio: Service Class 2 R	734,335
VIP Contrafund Portfolio: Investor Class	7,340,385
VIP Disciplined Small Cap Portfolio: Initial Class	307,250
VIP Disciplined Small Cap Portfolio: Service Class	125,115
VIP Disciplined Small Cap Portfolio: Service Class 2	125,002
VIP Disciplined Small Cap Portfolio: Investor Class	529,975
VIP Dynamic Capital Appreciation Portfolio: Initial Class	7,124,281
VIP Dynamic Capital Appreciation Portfolio: Service Class	96,042
VIP Dynamic Capital Appreciation Portfolio: Service Class 2	2,415,227
VIP Dynamic Capital Appreciation Portfolio: Investor Class	2,928,883
VIP Equity-Income Portfolio: Initial Class	303,094,155
VIP Equity-Income Portfolio: Service Class	41,811,455
VIP Equity-Income Portfolio: Service Class 2	77,395,007
VIP Equity-Income Portfolio: Service Class 2 R	448,211
VIP Equity-Income Portfolio: Investor Class	3,726,495
VIP Growth Portfolio: Initial Class	170,566,350
VIP Growth Portfolio: Service Class	26,633,598
VIP Growth Portfolio: Service Class 2	17,507,646
VIP Growth Portfolio: Service Class 2 R	158,705
VIP Growth Portfolio: Investor Class	1,632,844
VIP Growth & Income Portfolio: Initial Class	37,037,366
VIP Growth & Income Portfolio: Service Class	25,123,564
VIP Growth & Income Portfolio: Service Class 2	42,310,681
VIP Growth & Income Portfolio: Investor Class	2,331,611
VIP Growth Opportunities Portfolio: Initial Class	19,146,730
VIP Growth Opportunities Portfolio: Service Class	9,986,112
VIP Growth Opportunities Portfolio: Service Class 2	3,305,740
VIP Growth Opportunities Portfolio: Investor Class	319,005
VIP High Income Portfolio: Initial Class	138,259,530
VIP High Income Portfolio: Initial Class R	13,515
VIP High Income Portfolio: Service Class	40,589,522
VIP High Income Portfolio: Service Class R	13,549
VIP High Income Portfolio: Service Class 2	15,357,930
VIP High Income Portfolio: Service Class 2 R	13,651
VIP High Income Portfolio: Investor Class	6,726,333
VIP Index 500 Portfolio: Initial Class	17,546,860
VIP Index 500 Portfolio: Service Class	212,359
VIP Index 500 Portfolio: Service Class 2	1,231,338
VIP Investment Grade Bond Portfolio: Initial Class	95,343,966
VIP Investment Grade Bond Portfolio: Service Class	7,577,261
VIP Investment Grade Bond Portfolio: Service Class 2	31,649,238
VIP Investment Grade Bond Portfolio: Investor Class	9,666,234
VIP Mid Cap Portfolio: Initial Class	42,020,146
VIP Mid Cap Portfolio: Service Class	32,093,821
VIP Mid Cap Portfolio: Service Class 2	131,842,281
VIP Mid Cap Portfolio: Investor Class	3,889,975
VIP Money Market Portfolio: Initial Class	1,719,536,126
VIP Money Market Portfolio: Service Class	34,547,789
VIP Money Market Portfolio: Service Class 2	77,792,595
VIP Money Market Portfolio: Investor Class	384,660,326
VIP Overseas Portfolio: Initial Class	70,378,068
VIP Overseas Portfolio: Initial Class R	10,661,597
VIP Overseas Portfolio: Service Class	15,716,203
VIP Overseas Portfolio: Service Class R	6,119,638
VIP Overseas Portfolio: Service Class 2	28,930,568
VIP Overseas Portfolio: Service Class 2 R	2,878,208
VIP Overseas Portfolio: Investor Class R	4,176,254
VIP Value Portfolio: Initial Class	1,891,552
VIP Value Portfolio: Service Class	82,058
VIP Value Portfolio: Service Class 2	498,298
VIP Value Portfolio: Investor Class	2,058,870
VIP Value Strategies Portfolio: Initial Class	10,476,937
VIP Value Strategies Portfolio: Service Class	5,281,792
VIP Value Strategies Portfolio: Service Class 2	15,507,401
VIP Value Strategies Portfolio: Investor Class	2,149,208

To the knowledge of the trusts, substantial (5% or more) record ownership of each fund and class on July 31, 2006 was as follows:

VIP Aggressive Growth Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	75.41%
VIP Aggressive Growth Portfolio: Initial Class	Fidelity Investments	Boston, MA	14.78%
VIP Aggressive Growth Portfolio: Initial Class	Empire Fidelity Investments Life Insurance Company	New York, NY	5.03%
VIP Aggressive Growth Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	88.33%
VIP Aggressive Growth Portfolio: Investor Class	Empire Fidelity Investments Life Insurance Company	New York, NY	8.35%
VIP Aggressive Growth Portfolio: Service Class	Fidelity Investments	Boston, MA	92.77%
VIP Aggressive Growth Portfolio: Service Class	Nationwide Financial	Columbus, OH	7.27%
VIP Aggressive Growth Portfolio: Service Class 2	American National	Galveston, TX	35.57%
VIP Aggressive Growth Portfolio: Service Class 2	Fidelity Investments	Boston, MA	35.26%
VIP Aggressive Growth Portfolio: Service Class 2	Nationwide Financial	Columbus, OH	29.23%
VIP Asset Manager Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	21.51%
VIP Asset Manager Portfolio: Initial Class	Nationwide Financial	Columbus, OH	15.71%
VIP Asset Manager Portfolio: Initial Class	MetLife	Hartford, CT	10.04%
VIP Asset Manager Portfolio: Initial Class	American United Life Insurance Company	Indianapolis, IN	9.54%
VIP Asset Manager Portfolio: Initial Class	MetLife	Boston, MA	6.67%
VIP Asset Manager Portfolio: Initial Class	Genworth Financial	Richmond, VA	6.43%
VIP Asset Manager Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	92.86%
VIP Asset Manager Portfolio: Investor Class	Empire Fidelity Investments Life Insurance Company	New York, NY	6.68%
VIP Asset Manager Portfolio: Service Class	Ameritas	Lincoln, NE	41.74%
VIP Asset Manager Portfolio: Service Class	Lincoln National	Fort Wayne, IN	38.83%
VIP Asset Manager Portfolio: Service Class	Nationwide Financial	Columbus, OH	18.43%
VIP Asset Manager Portfolio: Service Class 2	Genworth Financial	Richmond, VA	51.36%
VIP Asset Manager Portfolio: Service Class 2	AIG	Houston, TX	12.33%
VIP Asset Manager Portfolio: Service Class 2	Allstate Life Insurance Company	Lincoln, NE	11.08%
VIP Asset Manager Portfolio: Service Class 2	Nationwide Financial	Columbus, OH	7.70%
VIP Asset Manager Portfolio: Service Class 2	Ameritas	Lincoln, NE	7.56%
VIP Asset Manager Portfolio: Service Class 2	Western & Southern	Cincinnati, OH	6.85%
VIP Asset Manager: Growth Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	69.52%
VIP Asset Manager: Growth Portfolio: Initial Class	Empire Fidelity Investments Life Insurance Company	New York, NY	6.58%
VIP Asset Manager: Growth Portfolio: Initial Class	AIG	Houston, TX	5.64%
VIP Asset Manager: Growth Portfolio: Initial Class	Security Benefit	Topeka, KS	5.63%
VIP Asset Manager: Growth Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	85.55%
VIP Asset Manager: Growth Portfolio: Investor Class	Empire Fidelity Investments Life Insurance Company	New York, NY	12.71%
VIP Asset Manager: Growth Portfolio: Service Class 2	AXA Financial	New York, NY	44.80%
VIP Asset Manager: Growth Portfolio: Service Class 2	Nationwide Financial	Columbus, OH	35.23%
VIP Asset Manager: Growth Portfolio: Service Class 2	Ameritas	Lincoln, NE	14.67%
VIP Asset Manager: Growth Portfolio: Service Class	Nationwide Financial	Columbus, OH	59.56%
VIP Asset Manager: Growth Portfolio: Service Class	Ameritas	Lincoln, NE	23.28%
VIP Asset Manager: Growth Portfolio: Service Class	MetLife	Boston, MA	17.16%
VIP Balanced Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	71.89%
VIP Balanced Portfolio: Initial Class	Nationwide Financial	Columbus, OH	12.75%
VIP Balanced Portfolio: Initial Class	Empire Fidelity Investments Life Insurance Company	New York, NY	6.63%
VIP Balanced Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	92.52%
VIP Balanced Portfolio: Investor Class	Empire Fidelity Investments Life Insurance Company	New York, NY	7.31%
VIP Balanced Portfolio: Service Class	Nationwide Financial	Columbus, OH	95.33%
VIP Balanced Portfolio: Service Class 2	Guardian Insurance & Annuity Company, Inc.	Bethlehem, PA	39.04%
VIP Balanced Portfolio: Service Class 2	Nationwide Financial	Columbus, OH	20.19%
VIP Balanced Portfolio: Service Class 2	Western & Southern	Cincinnati, OH	18.45%
VIP Balanced Portfolio: Service Class 2	Genworth Financial	Richmond, VA	14.57%
VIP Contrafund Portfolio: Initial Class	ING	Hartford, CT	24.63%
VIP Contrafund Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	15.23%
VIP Contrafund Portfolio: Initial Class	Nationwide Financial	Columbus, OH	8.19%
VIP Contrafund Portfolio: Initial Class	New York Life Group	New York, NY	6.55%
VIP Contrafund Portfolio: Initial Class	Mutual of America	New York, NY	5.62%
VIP Contrafund Portfolio: Initial Class	Mass Mutual	Springfield, MA	5.48%
VIP Contrafund Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	88.58%
VIP Contrafund Portfolio: Investor Class	Empire Fidelity Investments Life Insurance Company	New York, NY	6.43%
VIP Contrafund Portfolio: Service Class	Nationwide Financial	Columbus, OH	43.69%
VIP Contrafund Portfolio: Service Class	Lincoln National	Fort Wayne, IN	25.09%
VIP Contrafund Portfolio: Service Class	Phoenix	Hartford, CT	7.07%
VIP Contrafund Portfolio: Service Class	Guardian Insurance & Annuity Company, Inc.	Bethlehem, PA	5.12%
VIP Contrafund Portfolio: Service Class 2	Ameriprise Financial Corporation	Minneapolis, MN	13.26%
VIP Contrafund Portfolio: Service Class 2	ING	West Chester, PA	12.56%
VIP Contrafund Portfolio: Service Class 2	Lincoln National	Fort Wayne, IN	8.93%
VIP Contrafund Portfolio: Service Class 2	Hartford Life	Hartford, CT	8.03%
VIP Contrafund Portfolio: Service Class 2	Nationwide Financial	Columbus, OH	7.54%
VIP Contrafund Portfolio: Service Class 2	Aegon USA	Cedar Rapids, IA	6.96%
VIP Contrafund Portfolio: Service Class 2	MetLife	Hartford, CT	6.50%
VIP Contrafund Portfolio: Service Class 2	New York Life Group	New York, NY	6.02%
VIP Contrafund Portfolio: Service Class 2 R	Nationwide Financial	Columbus, OH	99.31%
VIP Disciplined Small Cap Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	57.42%
VIP Disciplined Small Cap Portfolio: Initial Class	Fidelity Investments	Boston, MA	40.70%
VIP Disciplined Small Cap Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	69.49%
VIP Disciplined Small Cap Portfolio: Investor Class	Fidelity Investments	Boston, MA	23.60%
VIP Disciplined Small Cap Portfolio: Investor Class	Empire Fidelity Investments Life Insurance Company	New York, NY	6.88%
VIP Disciplined Small Cap Portfolio: Service Class	Fidelity Investments	Boston, MA	99.96%
VIP Disciplined Small Cap Portfolio: Service Class 2	Fidelity Investments	Boston, MA	100.00%
VIP Dynamic Capital Appreciation Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	91.86%
VIP Dynamic Capital Appreciation Portfolio: Initial Class	Empire Fidelity Investments Life Insurance Company	New York, NY	7.62%
VIP Dynamic Capital Appreciation Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	63.38%
VIP Dynamic Capital Appreciation Portfolio: Service Class	Nationwide Financial	Columbus, OH	75.70%
VIP Dynamic Capital Appreciation Portfolio: Service Class	Fidelity Investments	Boston, MA	24.31%
VIP Dynamic Capital Appreciation Portfolio: Service Class 2	MetLife	Hartford, CT	23.93%
VIP Dynamic Capital Appreciation Portfolio: Service Class 2	Genworth Financial	Richmond, VA	20.88%
VIP Dynamic Capital Appreciation Portfolio: Service Class 2	Nationwide Financial	Columbus, OH	19.55%
VIP Dynamic Capital Appreciation Portfolio: Service Class 2	Sun Life	Boston, MA	13.74%
VIP Dynamic Capital Appreciation Portfolio: Service Class 2	Western & Southern	Cincinnati, OH	12.50%
VIP Dynamic Capital Appreciation Portfolio: Service Class 2	Ameriprise Financial Corporation	Minneapolis, MN	9.41%
VIP Equity-Income Portfolio: Initial Class	Nationwide Financial	Columbus, OH	14.24%
VIP Equity-Income Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	13.88%
VIP Equity-Income Portfolio: Initial Class	ING	Hartford, CT	13.32%
VIP Equity-Income Portfolio: Initial Class	Allmerica Financial Corp.	Worcester, MA	6.49%
VIP Equity-Income Portfolio: Initial Class	MetLife	Hartford, CT	5.55%
VIP Equity-Income Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	78.66%
VIP Equity-Income Portfolio: Investor Class	Empire Fidelity Investments Life Insurance Company	New York, NY	7.03%
VIP Equity-Income Portfolio: Service Class	Nationwide Financial	Columbus, OH	88.53%
VIP Equity-Income Portfolio: Service Class	Guardian Insurance & Annuity Company, Inc.	Bethlehem, PA	5.98%
VIP Equity-Income Portfolio: Service Class 2	ING	West Chester, PA	17.19%
VIP Equity-Income Portfolio: Service Class 2	Nationwide Financial	Columbus, OH	10.61%
VIP Equity-Income Portfolio: Service Class 2	Lincoln National	Fort Wayne, IN	9.69%
VIP Equity-Income Portfolio: Service Class 2	Minnesota Mutual Companies, Inc.	Saint Paul, MN	9.33%
VIP Equity-Income Portfolio: Service Class 2	Genworth Financial	Richmond, VA	8.06%
VIP Equity-Income Portfolio: Service Class 2	Aegon USA	Cedar Rapids, IA	7.73%
VIP Equity-Income Portfolio: Service Class 2	New York Life Group	New York, NY	7.71%
VIP Equity-Income Portfolio: Service Class 2	Hartford Life	Hartford, CT	5.92%
VIP Equity-Income Portfolio: Service Class 2 R	Nationwide Financial	Columbus, OH	98.80%
VIP Growth & Income Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	41.29%
VIP Growth & Income Portfolio: Initial Class	Minnesota Mutual Companies, Inc.	Saint Paul, MN	17.11%
VIP Growth & Income Portfolio: Initial Class	Genworth Financial	Richmond, VA	13.62%
VIP Growth & Income Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	32.24%
VIP Growth & Income Portfolio: Service Class	Ameriprise Financial Corporation	Minneapolis, MN	93.17%
VIP Growth & Income Portfolio: Service Class	Nationwide Financial	Columbus, OH	6.27%
VIP Growth & Income Portfolio: Service Class 2	Ameriprise Financial Corporation	Minneapolis, MN	77.65%
VIP Growth & Income Portfolio: Service Class 2	Genworth Financial	Richmond, VA	5.91%
VIP Growth Opportunities Portfolio: Initial Class	Nationwide Financial	Columbus, OH	36.78%
VIP Growth Opportunities Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	31.46%
VIP Growth Opportunities Portfolio: Initial Class	Symetra	Bellevue, WA	7.07%
VIP Growth Opportunities Portfolio: Initial Class	Genworth Financial	Richmond, VA	6.99%
VIP Growth Opportunities Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	89.47%
VIP Growth Opportunities Portfolio: Investor Class	Empire Fidelity Investments Life Insurance Company	New York, NY	8.60%
VIP Growth Opportunities Portfolio: Service Class	Nationwide Financial	Columbus, OH	61.30%
VIP Growth Opportunities Portfolio: Service Class	Phoenix	Hartford, CT	22.20%
VIP Growth Opportunities Portfolio: Service Class	AXA Financial	Syracuse, NY	5.72%
VIP Growth Opportunities Portfolio: Service Class 2	Sun Life	Boston, MA	34.68%
VIP Growth Opportunities Portfolio: Service Class 2	Aegon USA	Saint Petersburg, FL	17.90%
VIP Growth Opportunities Portfolio: Service Class 2	Aegon USA	Cedar Rapids, IA	10.76%
VIP Growth Opportunities Portfolio: Service Class 2	Nationwide Financial	Columbus, OH	9.50%
VIP Growth Opportunities Portfolio: Service Class 2	Security Benefit	Topeka, KS	9.42%
VIP Growth Opportunities Portfolio: Service Class 2	Allmerica Financial Corp.	Worcester, MA	5.82%
VIP Growth Opportunities Portfolio: Service Class 2	American National	Galveston, TX	5.75%
VIP Growth Portfolio: Initial Class	Nationwide Financial	Columbus, OH	15.63%
VIP Growth Portfolio: Initial Class	ING	Hartford, CT	13.06%
VIP Growth Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	12.81%
VIP Growth Portfolio: Initial Class	MetLife	Hartford, CT	9.08%
VIP Growth Portfolio: Initial Class	Allmerica Financial Corp.	Worcester, MA	6.18%
VIP Growth Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	69.25%
VIP Growth Portfolio: Investor Class	Empire Fidelity Investments Life Insurance Company	New York, NY	5.96%
VIP Growth Portfolio: Service Class	Nationwide Financial	Columbus, OH	68.62%
VIP Growth Portfolio: Service Class	Lincoln National	Fort Wayne, IN	11.86%
VIP Growth Portfolio: Service Class	Phoenix	Hartford, CT	6.55%
VIP Growth Portfolio: Service Class 2	Lincoln National	Fort Wayne, IN	14.18%
VIP Growth Portfolio: Service Class 2	Nationwide Financial	Columbus, OH	14.15%
VIP Growth Portfolio: Service Class 2	Sun Life	Boston, MA	11.20%
VIP Growth Portfolio: Service Class 2	Aegon USA	Cedar Rapids, IA	9.33%
VIP Growth Portfolio: Service Class 2	Genworth Financial	Richmond, VA	9.30%
VIP Growth Portfolio: Service Class 2	The Horace Mann Companies	Springfield, IL	6.86%
VIP Growth Portfolio: Service Class 2	Ohio National Life Insurance Company	Cincinnati, OH	6.19%
VIP Growth Portfolio: Service Class 2 R	Nationwide Financial	Columbus, OH	97.95%
VIP High Income Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	26.52%
VIP High Income Portfolio: Initial Class	Nationwide Financial	Columbus, OH	21.68%
VIP High Income Portfolio: Initial Class	Allmerica Financial Corp.	Worcester, MA	16.23%
VIP High Income Portfolio: Initial Class	American United Life Insurance Company	Indianapolis, IN	7.28%
VIP High Income Portfolio: Initial Class	MetLife	Hartford, CT	5.36%
VIP High Income Portfolio: Initial Class R	Fidelity Investments	Boston, MA	100.00%
VIP High Income Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	70.35%
VIP High Income Portfolio: Investor Class	Empire Fidelity Investments Life Insurance Company	New York, NY	7.56%
VIP High Income Portfolio: Service Class	Nationwide Financial	Columbus, OH	89.65%
VIP High Income Portfolio: Service Class 2	Nationwide Financial	Columbus, OH	19.17%
VIP High Income Portfolio: Service Class 2	Ameritas	Lincoln, NE	15.91%
VIP High Income Portfolio: Service Class 2	Western & Southern	Cincinnati, OH	15.09%
VIP High Income Portfolio: Service Class 2	Allstate Life Insurance Company	Bannockburn, IL	9.88%
VIP High Income Portfolio: Service Class 2	Allmerica Financial Corp	Worcester, MA	7.84%
VIP High Income Portfolio: Service Class 2	FBL Financial Group	West Des Moines, IA	7.50%
VIP High Income Portfolio: Service Class 2	AXA Financial	New York, NY	6.01%
VIP High Income Portfolio: Service Class 2	Midland National Life Insurance & Annuity Co.	Sioux Falls, SD	5.32%
VIP High Income Portfolio: Service Class 2 R	Fidelity Investments	Boston, MA	99.92%
VIP High Income Portfolio: Service Class R	Fidelity Investments	Boston, MA	99.97%
VIP Index 500 Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	32.31%
VIP Index 500 Portfolio: Initial Class	ING	Hartford, CT	7.25%
VIP Index 500 Portfolio: Initial Class	MetLife	Boston, MA	5.20%
VIP Index 500 Portfolio: Service Class	Zurich Insurance Group	Mercer Island, WA	50.62%
VIP Index 500 Portfolio: Service Class	Sun Life	Boston, MA	39.46%
VIP Index 500 Portfolio: Service Class	Protective Life Insurance Company	Birmingham, AL	9.92%
VIP Index 500 Portfolio: Service Class 2	The Horace Mann Companies	Springfield, IL	29.96%
VIP Index 500 Portfolio: Service Class 2	Allstate Life Insurance Company	Lincoln, NE	25.01%
VIP Index 500 Portfolio: Service Class 2	American National	Galveston, TX	10.86%
VIP Index 500 Portfolio: Service Class 2	Midland National Life Insurance & Annuity Co.	Sioux Falls, SD	7.90%
VIP Index 500 Portfolio: Service Class 2	Security Benefit	Topeka, KS	5.89%
VIP Index 500 Portfolio: Service Class 2	Zurich Insurance Group	Long Grove, IL	5.34%
VIP Investment Grade Bond Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	44.85%
VIP Investment Grade Bond Portfolio: Initial Class	AIG	New York, NY	5.44%
VIP Investment Grade Bond Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	62.37%
VIP Investment Grade Bond Portfolio: Service Class	Nationwide Financial	Columbus, OH	98.27%
VIP Investment Grade Bond Portfolio: Service Class 2	Nationwide Financial	Columbus, OH	31.26%
VIP Investment Grade Bond Portfolio: Service Class 2	Ameriprise Financial Corporation	Minneapolis, MN	18.89%
VIP Investment Grade Bond Portfolio: Service Class 2	Allstate Life Insurance Company	Lincoln, NE	12.22%
VIP Investment Grade Bond Portfolio: Service Class 2	Ameritas	Lincoln, NE	7.23%
VIP Investment Grade Bond Portfolio: Service Class 2	Guardian Insurance & Annuity Company, Inc.	Bethlehem, PA	6.06%
VIP Investment Grade Bond Portfolio: Service Class 2	The Horace Mann Companies	Springfield, IL	5.01%
VIP Mid Cap Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	58.04%
VIP Mid Cap Portfolio: Initial Class	ING	Hartford, CT	11.89%
VIP Mid Cap Portfolio: Initial Class	Empire Fidelity Investments Life Insurance Company	New York, NY	5.66%
VIP Mid Cap Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	91.19%
VIP Mid Cap Portfolio: Service Class	Ameriprise Financial Corporation	Minneapolis, MN	68.89%
VIP Mid Cap Portfolio: Service Class	Guardian Insurance & Annuity Company, Inc.	Bethlehem, PA	15.41%
VIP Mid Cap Portfolio: Service Class	Nationwide Financial	Columbus, OH	7.73%
VIP Mid Cap Portfolio: Service Class 2	Ameriprise Financial Corporation	Minneapolis, MN	30.74%
VIP Mid Cap Portfolio: Service Class 2	MetLife	Hartford, CT	12.20%
VIP Mid Cap Portfolio: Service Class 2	Aegon USA	Cedar Rapids, IA	11.41%
VIP Mid Cap Portfolio: Service Class 2	Genworth Financial	Richmond, VA	6.41%
VIP Mid Cap Portfolio: Service Class 2	Nationwide Financial	Columbus, OH	5.90%
VIP Mid Cap Portfolio: Service Class 2	New York Life Group	New York, NY	5.47%
VIP Mid Cap Portfolio: Service Class 2	Northwestern Mutual Variable Life Insurance Company	Milwaukee, WI	5.17%
VIP Money Market Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	51.60%
VIP Money Market Portfolio: Initial Class	Aegon USA	Cedar Rapids, IA	13.17%
VIP Money Market Portfolio: Initial Class	AIG	New York, NY	10.88%
VIP Money Market Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	91.07%
VIP Money Market Portfolio: Investor Class	Empire Fidelity Investments Life Insurance Company	New York, NY	7.15%
VIP Money Market Portfolio: Service Class	Sun Life	Boston, MA	87.67%
VIP Money Market Portfolio: Service Class	Woodmen of the World Life Insurance	Omaha, NE	6.66%
VIP Money Market Portfolio: Service Class	Lincoln National	Fort Wayne, IN	5.98%
VIP Money Market Portfolio: Service Class 2	Allstate Life Insurance Company	Lincoln, NE	73.42%
VIP Money Market Portfolio: Service Class 2	Symetra	Bellevue, WA	16.93%
VIP Overseas Portfolio: Initial Class	Nationwide Financial	Columbus, OH	14.21%
VIP Overseas Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	14.11%
VIP Overseas Portfolio: Initial Class	MetLife	Boston, MA	11.41%
VIP Overseas Portfolio: Initial Class	American United Life Insurance Company	Indianapolis, IN	8.25%
VIP Overseas Portfolio: Initial Class	ING	Hartford, CT	8.12%
VIP Overseas Portfolio: Initial Class	Genworth Financial	Richmond, VA	6.09%
VIP Overseas Portfolio: Initial Class	Allmerica Financial Corp.	Worcester, MA	5.19%
VIP Overseas Portfolio: Initial Class R	Fidelity Investments Life Insurance Company	Boston, MA	51.94%
VIP Overseas Portfolio: Initial Class R	Nationwide Financial	Columbus, OH	30.92%
VIP Overseas Portfolio: Initial Class R	Nationwide Financial	Newark, DE	12.52%
VIP Overseas Portfolio: Investor Class R	Fidelity Investments Life Insurance Company	Boston, MA	75.85%
VIP Overseas Portfolio: Investor Class R	Empire Fidelity Investments Life Insurance Company	New York, NY	5.53%
VIP Overseas Portfolio: Service Class	Ameriprise Financial Corporation	Minneapolis, MN	46.66%
VIP Overseas Portfolio: Service Class	Nationwide Financial	Columbus, OH	39.76%
VIP Overseas Portfolio: Service Class	Ameritas	Lincoln, NE	6.82%
VIP Overseas Portfolio: Service Class R	Nationwide Financial	Columbus, OH	98.93%
VIP Overseas Portfolio: Service Class 2	Ameriprise Financial Corporation	Minneapolis, MN	48.11%
VIP Overseas Portfolio: Service Class 2	Lincoln National	Fort Wayne, IN	20.58%
VIP Overseas Portfolio: Service Class 2	MetLife	Hartford, CT	6.98%
VIP Overseas Portfolio: Service Class 2	Allstate Life Insurance Company	Lincoln, NE	5.21%
VIP Overseas Portfolio: Service Class 2 R	Nationwide Financial	Columbus, OH	100.00%
VIP Value Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	36.35%
VIP Value Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	52.87%
VIP Value Portfolio: Service Class	Nationwide Financial	Columbus, OH	62.69%
VIP Value Portfolio: Service Class	Fidelity Investments	Boston, MA	37.32%
VIP Value Portfolio: Service Class 2	AXA Financial	New York, NY	61.66%
VIP Value Portfolio: Service Class 2	Nationwide Financial	Columbus, OH	21.51%
VIP Value Portfolio: Service Class 2	American National	Galveston, TX	8.61%
VIP Value Portfolio: Service Class 2	Fidelity Investments	Boston, MA	8.19%
VIP Value Strategies Portfolio: Initial Class	Fidelity Investments Life Insurance Company	Boston, MA	86.03%
VIP Value Strategies Portfolio: Initial Class	Empire Fidelity Investments Life Insurance Company	New York, NY	8.20%
VIP Value Strategies Portfolio: Investor Class	Fidelity Investments Life Insurance Company	Boston, MA	75.68%
VIP Value Strategies Portfolio: Investor Class	Empire Fidelity Investments Life Insurance Company	New York, NY	5.19%
VIP Value Strategies Portfolio: Service Class	Nationwide Financial	Columbus, OH	96.28%
VIP Value Strategies Portfolio: Service Class 2	Aegon USA	Cedar Rapids, IA	68.22%
VIP Value Strategies Portfolio: Service Class 2	Nationwide Financial	Columbus, OH	17.41%
VIP Value Strategies Portfolio: Service Class 2	Allmerica Financial Corp.	Worcester, MA	6.00%

To the knowledge of the trusts, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

FMR has advised the trusts that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on September 18, 2006 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Shares of each trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Special Meeting of Shareholders in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on September 18, 2006, will be entitled to submit instructions to their company.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by the companies in proportion to the voting instructions that are received with respect to all contracts participating in a Variable Account. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast.

Accordingly, if you wish to vote, you should complete the enclosed proxy card or voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If you need additional copies of this Proxy Statement, please contact your Insurance Company Representative. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact your Insurance Company Representative.

For a free copy of each fund's annual report for the fiscal year ended December 31, 2005 and the semiannual report for the fiscal period ended June 30, 2006 call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees for each trust. Pursuant to the provisions of the Declaration of Trust of each trust, the Trustees have determined that the number of Trustees shall be fixed at 13. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date. It is proposed that James H. Keyes begin serving as a Trustee on or about January 1, 2007, replacing William O. McCoy, who is scheduled to retire at the end of 2006.

Except for Mr. Keyes, all nominees named below are currently Trustees of each trust and have served in that capacity continuously since originally elected or appointed. Albert R. Gamper, Jr., Stephen P. Jonas, and Kenneth L. Wolfe were selected by each trust's Governance and Nominating Committee (see page <Click Here>) and were appointed to the Board of each trust on January 1, 2006, May 19, 2005, and January 1, 2005, respectively. Mr. Keyes is currently a Member of the Advisory Board of each trust. Mr. Keyes was selected by each trust's Governance and Nominating Committee and was appointed as a Member of the Advisory Board of each trust effective March 1, 2006. A third-party search firm retained by the Independent Trustees recommended Messrs. Gamper, Keyes, and Wolfe, as nominees. Another executive officer of FMR recommended Mr. Jonas as a nominee.

Except for William O. McCoy, Mr. Gamper, and Mr. Keyes, each of the nominees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate. Mr. Gamper is currently a Trustee overseeing 292 funds advised by FMR or an affiliate, including the funds in this proxy statement. Mr. Gamper is currently a Member of the Advisory Board of 53 funds advised by FMR or an affiliate. Mr. Gamper is currently a first-time nominee for Trustee for 53 funds advised by FMR or an affiliate. Mr. Keyes does not currently serve as a Trustee of any fund advised by FMR or an affiliate; Mr. Keyes is currently a Member of the Advisory Board of 345 funds advised by FMR or an affiliate. Mr. Keyes is currently a nominee for Trustee, effective on or about January 1, 2007, for 166 funds advised by FMR or an affiliate, including the funds in this proxy statement.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940 (1940 Act))) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1981, 1988, or 1994

Trustee of Variable Insurance Products Fund (1981), Variable Insurance Products Fund II (1988), and Variable Insurance Products Fund III (1994). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Trustee of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Mr. Jonas is Senior Vice President of VIP Equity-Income Portfolio (2005-present), VIP Growth Portfolio (2005-present), VIP High Income Portfolio (2005-present), VIP Money Market Portfolio (2005-present), VIP Overseas Portfolio (2005-present), VIP Value Portfolio (2005-present), VIP Asset Manager Portfolio (2005-present), VIP Asset Manager: Growth Portfolio (2005-present), VIP Contrafund Portfolio (2005-present), VIP Disciplined Small Cap Portfolio (2005-present), VIP Index 500 Portfolio (2005-present), VIP Investment Grade Bond Portfolio (2005-present), VIP Aggressive Growth Portfolio (2005-present), VIP Balanced Portfolio (2005-present), VIP Dynamic Capital Appreciation Portfolio (2005-present), VIP Growth & Income Portfolio (2005-present), VIP Growth Opportunities Portfolio (2005-present), VIP Mid Cap Portfolio (2005-present), and VIP Value Strategies Portfolio (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Trustee of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with each trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Trustee of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Trustee of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Trustee of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Trustee of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

James H. Keyes (66)**

Year of Election or Appointment to the Advisory Board: 2006

Member of the Advisory Board of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Trustee of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Trustee of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)***

Year of Election or Appointment: 1997

Trustee of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Trustee of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001 or 2002

Trustee of Variable Insurance Products Fund (2001), Variable Insurance Products Fund II (2001), and Variable Insurance Products Fund III (2002). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000, 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Trustee of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

** Nominated to serve as Trustee effective on or about January 1, 2007 following the retirement of William O. McCoy.

*** Scheduled to retire at the end of 2006.

As of July 31, 2006, the nominees, Trustees and officers of each trust and each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

During the period January 1, 2005 through July 31, 2006, no transactions were entered into by Trustees and nominees as Trustee of each trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of each trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

Each trust's Board, which is currently composed of three Interested and 10 Independent Trustees, met 12 times during the fiscal year ended December 31, 2005. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page <Click Here>.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of June 30, 2006.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Stephen P. Jonas	Robert L. Reynolds
VIP Aggressive Growth Portfolio	none	none	none
VIP Asset Manager Portfolio	none	none	none
VIP Asset Manager: Growth Portfolio	none	none	none
VIP Balanced Portfolio	none	none	none
VIP Contrafund Portfolio	none	none	none
VIP Disciplined Small Cap Portfolio	none	none	none
VIP Dynamic Capital Appreciation Portfolio	none	none	none
VIP Equity-Income Portfolio	none	none	none
VIP Growth Portfolio	none	none	none
VIP Growth & Income Portfolio	none	none	none
VIP Growth Opportunities Portfolio	none	none	none
VIP High Income Portfolio	none	none	none
VIP Index 500 Portfolio	none	none	none
VIP Investment Grade Bond Portfolio	none	none	none
VIP Mid Cap Portfolio	none	none	none
VIP Money Market Portfolio	none	none	none
VIP Overseas Portfolio	none	none	none
VIP Value Portfolio	none	none	none
VIP Value Strategies Portfolio	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000
Independent Nominees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	Robert M. Gates	George H. Heilmeier	James H. Keyes
VIP Aggressive Growth Portfolio	none	none	none	none	none
VIP Asset Manager Portfolio	none	none	none	none	none
VIP Asset Manager: Growth Portfolio	none	none	none	none	none
VIP Balanced Portfolio	none	none	none	none	none
VIP Contrafund Portfolio	none	none	none	none	none
VIP Disciplined Small Cap Portfolio	none	none	none	none	none
VIP Dynamic Capital Appreciation Portfolio	none	none	none	none	none
VIP Equity-Income Portfolio	none	none	none	none	none
VIP Growth Portfolio	none	none	none	none	none
VIP Growth & Income Portfolio	none	none	none	none	none
VIP Growth Opportunities Portfolio	none	none	none	none	none
VIP High Income Portfolio	none	none	none	none	none
VIP Index 500 Portfolio	none	none	none	none	none
VIP Investment Grade Bond Portfolio	none	none	none	none	none
VIP Mid Cap Portfolio	none	none	none	none	none
VIP Money Market Portfolio	none	none	none	none	none
VIP Overseas Portfolio	none	none	none	none	none
VIP Value Portfolio	none	none	none	none	none
VIP Value Strategies Portfolio	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	none
DOLLAR RANGE OF FUND SHARES	Marie L. Knowles	Ned C. Lautenbach	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
VIP Aggressive Growth Portfolio	none	none	none	none	none	none
VIP Asset Manager Portfolio	none	none	none	none	none	none
VIP Asset Manager: Growth Portfolio	none	none	none	none	none	none
VIP Balanced Portfolio	none	none	none	none	none	none
VIP Contrafund Portfolio	none	none	none	none	none	none
VIP Disciplined Small Cap Portfolio	none	none	none	none	none	none
VIP Dynamic Capital Appreciation Portfolio	none	none	none	none	none	none
VIP Equity-Income Portfolio	none	none	none	none	none	none
VIP Growth Portfolio	none	none	none	none	none	none
VIP Growth & Income Portfolio	none	none	none	none	none	none
VIP Growth Opportunities Portfolio	none	none	none	none	none	none
VIP High Income Portfolio	none	none	none	none	none	none
VIP Index 500 Portfolio	none	none	none	none	none	none
VIP Investment Grade Bond Portfolio	none	none	none	none	none	none
VIP Mid Cap Portfolio	none	none	none	none	none	none
VIP Money Market Portfolio	none	none	none	none	none	none
VIP Overseas Portfolio	none	none	none	none	none	none
VIP Value Portfolio	none	none	none	none	none	none
VIP Value Strategies Portfolio	none	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended December 31, 2005.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Albert R. Gamper, Jr.[2]	Robert M. Gates	George H. Heilmeier	James H. Keyes[3]	Marie L. Knowles
VIP Aggressive Growth Portfolio	$ 5	$ 3	$ 5	$ 5	$ 0	$ 5
VIP Asset Manager PortfolioC	$ 981	$ 504	$ 967	$ 969	$ 0	$ 1,034
VIP Asset Manager: Growth Portfolio	$ 109	$ 55	$ 107	$ 107	$ 0	$ 114
VIP Balanced Portfolio	$ 125	$ 65	$ 123	$ 123	$ 0	$ 132
VIP Contrafund PortfolioD	$ 5,170	$ 2,872	$ 5,092	$ 5,085	$ 0	$ 5,451
VIP Disciplined Small Cap Portfolio+	$ 5	$ 5	$ 7	$ 5	$ 3	$ 6
VIP Dynamic Capital Appreciation Portfolio	$ 14	$ 8	$ 13	$ 13	$ 0	$ 14
VIP Equity-Income PortfolioE	$ 4,033	$ 2,100	$ 3,978	$ 3,981	$ 0	$ 4,252
VIP Growth PortfolioF	$ 3,373	$ 1,726	$ 3,325	$ 3,331	$ 0	$ 3,555
VIP Growth & Income Portfolio	$ 582	$ 303	$ 573	$ 574	$ 0	$ 613
VIP Growth Opportunities Portfolio	$ 253	$ 130	$ 249	$ 250	$ 0	$ 267
VIP High Income Portfolio	$ 603	$ 303	$ 595	$ 596	$ 0	$ 636
VIP Index 500 PortfolioG	$ 1,046	$ 550	$ 1,031	$ 1,032	$ 0	$ 1,103
VIP Investment Grade Bond Portfolio	$ 609	$ 325	$ 600	$ 600	$ 0	$ 642
VIP Mid Cap Portfolio	$ 1,690	$ 961	$ 1,665	$ 1,661	$ 0	$ 1,783
VIP Money Market Portfolio	$ 558	$ 300	$ 549	$ 549	$ 0	$ 587
VIP Overseas PortfolioH	$ 882	$ 470	$ 869	$ 869	$ 0	$ 929
VIP Value Portfolio	$ 4	$ 3	$ 4	$ 4	$ 0	$ 5
VIP Value Strategies Portfolio	$ 172	$ 86	$ 170	$ 170	$ 0	$ 182
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 378,500	$ 203,250	$ 373,000	$ 373,000	$ 0	$ 399,000
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Marvin L. Mann[4]	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
VIP Aggressive Growth Portfolio	$ 5	$ 6	$ 5	$ 5	$ 5	$ 5
VIP Asset Manager PortfolioC	$ 965	$ 1,302	$ 959	$ 980	$ 982	$ 961
VIP Asset Manager: Growth Portfolio	$ 107	$ 144	$ 106	$ 109	$ 109	$ 106
VIP Balanced Portfolio	$ 123	$ 166	$ 122	$ 125	$ 125	$ 122
VIP Contrafund PortfolioD	$ 5,103	$ 6,867	$ 5,052	$ 5,173	$ 5,179	$ 5,046
VIP Disciplined Small Cap Portfolio+	$ 5	$ 0	$ 5	$ 5	$ 5	$ 5
VIP Dynamic Capital Appreciation Portfolio	$ 13	$ 18	$ 13	$ 14	$ 14	$ 13
VIP Equity-Income PortfolioE	$ 3,971	$ 5,354	$ 3,943	$ 4,033	$ 4,039	$ 3,948
VIP Growth PortfolioF	$ 3,318	$ 4,476	$ 3,297	$ 3,372	$ 3,378	$ 3,304
VIP Growth & Income Portfolio	$ 573	$ 772	$ 568	$ 582	$ 582	$ 569
VIP Growth Opportunities Portfolio	$ 249	$ 336	$ 247	$ 253	$ 253	$ 248
VIP High Income Portfolio	$ 593	$ 801	$ 590	$ 603	$ 604	$ 592
VIP Index 500 PortfolioG	$ 1,030	$ 1,389	$ 1,023	$ 1,046	$ 1,048	$ 1,024
VIP Investment Grade Bond Portfolio	$ 600	$ 808	$ 595	$ 609	$ 609	$ 595
VIP Mid Cap Portfolio	$ 1,670	$ 2,245	$ 1,652	$ 1,692	$ 1,693	$ 1,648
VIP Money Market Portfolio	$ 549	$ 740	$ 545	$ 557	$ 558	$ 545
VIP Overseas PortfolioH	$ 869	$ 1,171	$ 862	$ 882	$ 883	$ 862
VIP Value Portfolio	$ 4	$ 6	$ 4	$ 4	$ 4	$ 4
VIP Value Strategies Portfolio	$ 169	$ 229	$ 168	$ 172	$ 173	$ 169
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 373,000	$ 502,500	$ 415,500B	$ 378,500	$ 379,000	$ 370,000

1 Edward C. Johnson 3d, Stephen P. Jonas, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 During the period from June 1, 2005 through December 31, 2005, Mr. Gamper served as a Member of the Advisory Board. Effective January 1, 2006, Mr. Gamper serves as a Member of the Board of Trustees.

3 Effective March 1, 2006, Mr. Keyes serves as a Member of the Advisory Board.

4 Mr. Mann served on the Board of Trustees through December 31, 2005.

+ Estimated for the fund's first full year.

A Information is for the calendar year ended December 31, 2005 for 328 funds of 58 trusts (including Fidelity Central Investment Portfolios LLC) in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2005, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $148,500; Robert M. Gates, $148,500; George H. Heilmeier, $148,500; Marie L. Knowles, $163,500; Ned C. Lautenbach, $148,500; Marvin L. Mann, $198,500; William O. McCoy, $148,500; Cornelia M. Small, $148,500; William S. Stavropoulos, $148,500; and Kenneth L. Wolfe, $148, 500. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,134; and William O. McCoy, $93,634.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as an Independent Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2005, Mr. McCoy voluntarily elected to defer $45,500.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $628; Robert M. Gates, $580; George H. Heilmeier, $580; Marie L. Knowles, $639; Ned C. Lautenbach, $580; Marvin L. Mann, $776; William O. McCoy, $580; Cornelia M. Small, $580;William S. Stavropoulos, $580; and Kenneth L. Wolfe, $668. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $189; and William O. McCoy, $189.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $3,290; Robert M. Gates, $3,068; George H. Heilmeier, $3,068; Marie L. Knowles, $3,378; Ned C. Lautenbach, $3,068; Marvin L. Mann, $4,102; William O. McCoy, $3,068; Cornelia M. Small, $3,068; William S. Stavropoulos, $3,068; and Kenneth L. Wolfe, $3,505. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $992; and William O. McCoy, $992.

E Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $2,580; Robert M. Gates, $2,388; George H. Heilmeier, $2,388; Marie L. Knowles, $2,630; Ned C. Lautenbach, $2,388; Marvin L. Mann, $3,193; William O. McCoy, $2,388; Cornelia M. Small, $2,388; William S. Stavropoulos, $2,388; and Kenneth L. Wolfe, $2,746. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $775; and William O. McCoy, $775.

F Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $2,161; Robert M. Gates, $1,995; George H. Heilmeier, $1,995; Marie L. Knowles, $2,197; Ned C. Lautenbach, $1,995; Marvin L. Mann, $2,667; William O. McCoy, $1,995; Cornelia M. Small, $1,995; William S. Stavropoulos, $1,995; and Kenneth L. Wolfe, $2,298. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $648; and William O. McCoy, $648.

G Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $669; Robert M. Gates, $620; George H. Heilmeier, $620; Marie L. Knowles, $682; Ned C. Lautenbach, $620; Marvin L. Mann, $828; William O. McCoy, $620; Cornelia M. Small, $620; William S. Stavropoulos, $620; and Kenneth L. Wolfe, $712. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $201; and William O. McCoy, $201.

H Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $563; Robert M. Gates, $522; George H. Heilmeier, $522; Marie L. Knowles, $575; Ned C. Lautenbach, $522; Marvin L. Mann, $698; William O. McCoy, $522; Cornelia M. Small, $522; William S. Stavropoulos, $522; and Kenneth L. Wolfe, $599. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $169; and William O. McCoy, $169.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch and James H. Keyes are Members of the Advisory Board of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. The executive officers of the funds include: Stephen P. Jonas, Philip L. Bullen, Dwight D. Churchill, Walter C. Donovan, Boyce I. Greer, Bruce T. Herring, Robert A. Lawrence, Charles S. Morrison, David L. Murphy, Thomas J. Silvia, Eric M. Wetlaufer, Thomas Allen, Richard Habermann, James Kim Miller, Ford O'Neil, Stephen Peterson, John Porter, William Danoff, Jennifer Uhrig, Mathew J. Conti, Stephen DuFour, Lawrence Rakers, Steve Calhoun, James Catudal, Robert Bertelson, Fergus J. Shiel, Graeme Rockett, Eric D. Roiter, Stuart E. Fross, Christine Reynolds, R. Stephen Ganis, Joseph B. Hollis, Kenneth A. Rathgeber, Bryan A. Mehrmann, Kimberley H. Monasterio, John H. Costello, Peter L. Lydecker, Mark Osterheld, Kenneth B. Robins, Robert G. Byrnes, Gary W. Ryan, and Salvatore Schiavone. Additional information about Mr. Jonas and Mr. Keyes can be found in Proposal 1. Additional information about Mr. Lynch and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Philip L. Bullen (47)

Year of Election or Appointment: 2006

Vice President of VIP Contrafund Portfolio, VIP Dynamic Capital Appreciation Portfolio, and VIP Growth & Income Portfolio. Mr. Bullen also serves as Vice President of certain Equity Funds (2006-present). Mr. Bullen is Senior Vice President of FMR (2001-present) and FMR Co., Inc. (2001-present). Previously, Mr. Bullen served as President and a Director of Fidelity Research & Analysis Company (2001-2005), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002-2006), and a Director of Strategic Advisers, Inc. (2002-2005).

Dwight D. Churchill (52)

Year of Election or Appointment: 2006

Vice President of VIP Aggressive Growth Portfolio, VIP Balanced Portfolio, VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Walter C. Donovan (44)

Year of Election or Appointment: 2005

Vice President of VIP High Income Portfolio. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Balanced Portfolio, VIP Investment Grade Bond Portfolio, and VIP Money Market Portfolio. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-Present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Bruce T. Herring (41)

Year of Election or Appointment: 2006

Vice President of VIP Aggressive Growth Portfolio, VIP Balanced Portfolio, VIP Equity-Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP Mid Cap Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Robert A. Lawrence (53)

Year of Election or Appointment: 2006

Vice President of VIP High Income Portfolio. Mr. Lawrence also serves as Vice President of the High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Charles S. Morrison (45)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, and VIP Money Market Portfolio. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present) and certain Asset Allocation Funds (2002-present). Previously, he served as Vice President of Fidelity's Bond Funds (2002-2005) and certain Balanced Funds (2002-2005). He served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002-present) and FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (58)

Year of Election or Appointment: 2002 or 2005

Vice President of VIP Asset Manager Portfolio (2005), VIP Asset Manager: Growth Portfolio (2005), VIP Balanced Portfolio (2005), VIP Investment Grade Bond Portfolio (2005), and VIP Money Market Portfolio (2002). Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fixed-Income Funds (2005-present), and Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Thomas J. Silvia (45)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Balanced Portfolio, and VIP Investment Grade Bond Portfolio. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present), certain Balanced Funds (2005-present), certain Asset Allocation Funds (2005-present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric M. Wetlaufer (44)

Year of Election or Appointment: 2006

Vice President of VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Thomas Allen (46)

Year of Election or Appointment: 2003

Vice President of VIP Mid Cap Portfolio. Mr. Allen also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Allen worked as a research analyst and manager. Mr. Allen also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Richard Habermann (65)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager Portfolio and VIP Asset Manager: Growth Portfolio. Mr. Habermann also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Habermann worked as a portfolio manager, director of research for FMR Co., division head for international equities and director of international research, and chief investment officer for Fidelity International Limited. Mr. Habermann also serves as Senior Vice President of FMR (1993) and FMR Co., Inc. (2001).

James Kim Miller (42)

Year of Election or Appointment: 2003 or 2004

Vice President of VIP Asset Manager Portfolio (2004), VIP Asset Manager: Growth Portfolio (2004), and VIP Money Market Portfolio (2003). Mr. Miller also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Miller worked as an analyst, bond trader, and portfolio manager.

Ford O'Neil (44)

Year of Election or Appointment: 2001

Vice President of VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Balanced Portfolio, and VIP Investment Grade Bond Portfolio. Mr. O'Neil also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. O'Neil worked as a research analyst and portfolio manager.

Stephen Peterson (50)

Year of Election or Appointment: 1997

Vice President of VIP Equity-Income Portfolio. Mr. Peterson serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Peterson worked as a research analyst and portfolio manager. Mr. Peterson also serves as Senior Vice President of FMR (1999) and FMR Co., Inc. (2001).

John Porter (39)

Year of Election or Appointment: 2004

Vice President of VIP Growth Opportunities Portfolio. Mr. Porter also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Porter worked as a research analyst and portfolio manager. Mr. Porter also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

William Danoff (46)

Year of Election or Appointment: 1995

Vice President of VIP Contrafund Portfolio. Mr. Danoff serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Danoff worked as research analyst and portfolio manager. Mr. Danoff also serves as Senior Vice President of FMR (1997) and FMR Co., Inc. (2001).

Jennifer Uhrig (45)

Year of Election or Appointment: 1997

Vice President of VIP Growth Portfolio. Ms. Uhrig serves as Vice President of another fund advised by FMR. Prior to assuming her current responsibilities, Ms. Uhrig worked as a research analyst and portfolio manager. Ms. Uhrig also serves as Senior Vice President of FMR (2005) and Vice President of FMR Co., Inc. (2001).

Matthew J. Conti (40)

Year of Election or Appointment: 2003

Vice President of VIP High Income Portfolio. Mr. Conti also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Conti worked as a research analyst and portfolio manager. Mr. Conti also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Stephen DuFour (40)

Year of Election or Appointment: 2001

Vice President of VIP Value Portfolio. Mr. DuFour also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. DuFour worked as a research analyst and portfolio manager. Mr. DuFour also serves as Vice President of FMR (1999) and FMR Co., Inc. (2001).

Lawrence Rakers (42)

Year of Election or Appointment: 2005

Vice President of VIP Balanced Portfolio. Mr. Rakers also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Rakers worked as a research analyst and manager. Mr. Rakers also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Steve Calhoun (35)

Year of Election or Appointment: 2005

Vice President of VIP Aggressive Growth Portfolio. Mr. Calhoun also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Calhoun worked as a research analyst and manager. Mr. Calhoun also serves as Vice President of FMR (2005) and FMR Co., Inc. (2005).

James F. Catudal (45)

Year of Election or Appointment: 2005

Vice President of VIP Growth & Income Portfolio. Mr. Catudal also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Catudal worked as a research analyst and manager. Mr. Catudal also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Robert Bertelson (46)

Year of Election or Appointment: 2005

Vice President of VIP Asset Manager Portfolio and VIP Asset Manager: Growth Portfolio. Mr. Bertelson also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Bertelson worked as a research analyst and portfolio manager. Mr. Bertelson also serves as Vice President of FMR (1999) and FMR Co., Inc. (2001).

Fergus J. Shiel (48)

Year of Election or Appointment: 2006

Vice President of VIP Dynamic Capital Appreciation Portfolio. Mr. Shiel also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Shiel worked as a research analyst and portfolio manager.

Graeme Rockett (40)

Year of Election or Appointment: 2006

Vice President of VIP Overseas Portfolio. Mr. Rockett also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Rockett worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998, 2000, 2001, 2002, 2003, or 2005

Secretary of VIP Aggressive Growth Portfolio(2000), VIP Asset Manager Portfolio (1998), VIP Asset Manager: Growth Portfolio (1998), VIP Balanced Portfolio (1998), VIP Contrafund Portfolio (1998), VIP Disciplined Small Cap Portfolio (2005), VIP Dynamic Capital Appreciation Portfolio (2000), VIP Equity-Income Portfolio (1998), VIP Growth Portfolio (1998), VIP Growth & Income Portfolio (1998), VIP Growth Opportunities Portfolio (1998), VIP High Income Portfolio (1998), VIP Index 500 Portfolio (1998), VIP Investment Grade Bond Portfolio (1998), VIP Mid Cap Portfolio (1998), VIP Money Market Portfolio (1998), VIP Overseas Portfolio (1998), VIP Value Portfolio (2001), and VIP Value Strategies Portfolio (2002). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present); and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present) Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

Stuart E. Fross (47)

Year of Election or Appointment: 2003 or 2005

Assistant Secretary of VIP Aggressive Growth Portfolio (2003), VIP Asset Manager Portfolio (2003), VIP Asset Manager: Growth Portfolio (2003), VIP Balanced Portfolio (2003), VIP Contrafund Portfolio (2003), VIP Disciplined Small Cap Portfolio (2005), VIP Dynamic Capital Appreciation Portfolio (2003), VIP Equity-Income Portfolio (2003), VIP Growth Portfolio (2003), VIP Growth & Income Portfolio (2003), VIP Growth Opportunities Portfolio (2003), VIP High Income Portfolio (2003), VIP Index 500 Portfolio (2003), VIP Investment Grade Bond Portfolio (2003), VIP Mid Cap Portfolio (2003), VIP Money Market Portfolio (2003), VIP Overseas Portfolio (2003), VIP Value Portfolio (2003), and VIP Value Strategies Portfolio (2003). Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (48)

Year of Election or Appointment: 2004 or 2005

President and Treasurer of VIP Aggressive Growth Portfolio (2004), VIP Asset Manager Portfolio (2004), VIP Asset Manager: Growth Portfolio (2004), VIP Balanced Portfolio (2004), VIP Contrafund Portfolio (2004), VIP Disciplined Small Cap Portfolio (2005), VIP Dynamic Capital Appreciation Portfolio (2004), VIP Equity-Income Portfolio (2004), VIP Growth Portfolio (2004), VIP Growth & Income Portfolio (2004), VIP Growth Opportunities Portfolio (2004), VIP High Income Portfolio (2004), VIP Index 500 Portfolio (2004), VIP Investment Grade Bond Portfolio (2004), VIP Mid Cap Portfolio (2004), VIP Money Market Portfolio (2004), VIP Overseas Portfolio (2004), VIP Value Portfolio (2004), and VIP Value Strategies Portfolio (2004). Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of VIP Aggressive Growth Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Balanced Portfolio, VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP High Income Portfolio, VIP Index 500 Portfolio, VIP Investment Grade Bond Portfolio, VIP Mid Cap Portfolio, VIP Money Market Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of VIP Aggressive Growth Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Balanced Portfolio, VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP High Income Portfolio, VIP Index 500 Portfolio, VIP Investment Grade Bond Portfolio, VIP Mid Cap Portfolio, VIP Money Market Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004 or 2005

Chief Compliance Officer of VIP Aggressive Growth Portfolio (2004), VIP Asset Manager Portfolio (2004), VIP Asset Manager: Growth Portfolio (2004), VIP Balanced Portfolio (2004), VIP Contrafund Portfolio (2004), VIP Disciplined Small Cap Portfolio (2005), VIP Dynamic Capital Appreciation Portfolio (2004), VIP Equity-Income Portfolio (2004), VIP Growth Portfolio (2004), VIP Growth & Income Portfolio (2004), VIP Growth Opportunities Portfolio (2004), VIP High Income Portfolio (2004), VIP Index 500 Portfolio (2004), VIP Investment Grade Bond Portfolio (2004), VIP Mid Cap Portfolio (2004), VIP Money Market Portfolio (2004), VIP Overseas Portfolio (2004), VIP Value Portfolio (2004), and VIP Value Strategies Portfolio (2004). Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Aggressive Growth Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Balanced Portfolio, VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP High Income Portfolio, VIP Index 500 Portfolio, VIP Investment Grade Bond Portfolio, VIP Mid Cap Portfolio, VIP Money Market Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004 or 2005

Deputy Treasurer of VIP Aggressive Growth Portfolio (2004), VIP Asset Manager Portfolio (2004), VIP Asset Manager: Growth Portfolio (2004), VIP Balanced Portfolio (2004), VIP Contrafund Portfolio (2004), VIP Disciplined Small Cap Portfolio (2005), VIP Dynamic Capital Appreciation Portfolio (2004), VIP Equity-Income Portfolio (2004), VIP Growth Portfolio (2004), VIP Growth & Income Portfolio (2004), VIP Growth Opportunities Portfolio (2004), VIP High Income Portfolio (2004), VIP Index 500 Portfolio (2004), VIP Investment Grade Bond Portfolio (2004), VIP Mid Cap Portfolio (2004), VIP Money Market Portfolio (2004), VIP Overseas Portfolio (2004), VIP Value Portfolio (2004), and VIP Value Strategies Portfolio (2004). Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (37)

Year of Election or Appointment: 2005

Deputy Treasurer of VIP Aggressive Growth Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Balanced Portfolio, VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP High Income Portfolio, VIP Index 500 Portfolio, VIP Investment Grade Bond Portfolio, VIP Mid Cap Portfolio, VIP Money Market Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Aggressive Growth Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Balanced Portfolio, VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP High Income Portfolio, VIP Index 500 Portfolio, VIP Investment Grade Bond Portfolio, VIP Mid Cap Portfolio, VIP Money Market Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (60)

Year of Election or Appointment: 1986, 1987, 1988, 1989, 1992, 1995, 1996, 1998, 2000, 2001, 2003, or 2005

Assistant Treasurer of VIP Aggressive Growth Portfolio (2000), VIP Asset Manager Portfolio (1989), VIP Asset Manager: Growth Portfolio (1995), VIP Balanced Portfolio (1995), VIP Contrafund Portfolio (1995), VIP Disciplined Small Cap Portfolio (2005), VIP Dynamic Capital Appreciation Portfolio (2000), VIP Equity-Income Portfolio (1986), VIP Growth Portfolio (1986), VIP Growth & Income Portfolio (1996), VIP Growth Opportunities Portfolio (1995), VIP High Income Portfolio (1986), VIP Index 500 Portfolio (1992), VIP Investment Grade Bond Portfolio (1988), VIP Mid Cap Portfolio (1998), VIP Money Market Portfolio (1986), VIP Overseas Portfolio (1987), VIP Value Portfolio (2001), and VIP Value Strategies Portfolio (2003). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004 or 2005

Assistant Treasurer of VIP Aggressive Growth Portfolio (2004), VIP Asset Manager Portfolio (2004), VIP Asset Manager: Growth Portfolio (2004), VIP Balanced Portfolio (2004), VIP Contrafund Portfolio (2004), VIP Disciplined Small Cap Portfolio (2005), VIP Dynamic Capital Appreciation Portfolio (2004), VIP Equity-Income Portfolio (2004), VIP Growth Portfolio (2004), VIP Growth & Income Portfolio (2004), VIP Growth Opportunities Portfolio (2004), VIP High Income Portfolio (2004), VIP Index 500 Portfolio (2004), VIP Investment Grade Bond Portfolio (2004), VIP Mid Cap Portfolio (2004), VIP Money Market Portfolio (2004), VIP Overseas Portfolio (2004), VIP Value Portfolio (2004), and VIP Value Strategies Portfolio (2004). Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002 or 2005

Assistant Treasurer of VIP Aggressive Growth Portfolio (2002), VIP Asset Manager Portfolio (2002), VIP Asset Manager: Growth Portfolio (2002), VIP Balanced Portfolio (2002), VIP Contrafund Portfolio (2002), VIP Disciplined Small Cap Portfolio (2005), VIP Dynamic Capital Appreciation Portfolio (2002), VIP Equity-Income Portfolio (2002), VIP Growth Portfolio (2002), VIP Growth & Income Portfolio (2002), VIP Growth Opportunities Portfolio (2002), VIP High Income Portfolio (2002), VIP Index 500 Portfolio (2002), VIP Investment Grade Bond Portfolio (2002), VIP Mid Cap Portfolio (2002), VIP Money Market Portfolio (2002), VIP Overseas Portfolio (2002), VIP Value Portfolio (2002), and VIP Value Strategies Portfolio (2002). Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (48)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Aggressive Growth Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Balanced Portfolio, VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP High Income Portfolio, VIP Index 500 Portfolio, VIP Investment Grade Bond Portfolio, VIP Mid Cap Portfolio, VIP Money Market Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of VIP Aggressive Growth Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Balanced Portfolio, VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP High Income Portfolio, VIP Index 500 Portfolio, VIP Investment Grade Bond Portfolio, VIP Mid Cap Portfolio, VIP Money Market Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2005, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended December 31, 2005, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair), Gamper, and Stavropoulos), the Fixed-Income, International, and Special Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small), and the Select and Asset Allocation Committee (composed of Mr. Wolfe (Chair), Dr. Heilmeier, and Mr. McCoy). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income, International, and Special Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Asset Allocation Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to July 2005, the Fixed-Income, International, and Special Committee was known as the Fixed-Income and International Committee, and the Select and Asset Allocation Committee was known as the Select and Special Committee. During the fiscal year ended December 31, 2005, the Equity Committee held 10 meetings, the Fixed-Income, International, and Special Committee held 12 meetings, and the Select and Asset Allocation Committee held nine meetings.

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair), Dirks, Gamper, Stavropoulos, and Wolfe) and the Fixed-Income Contract Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended December 31, 2005, each Fund Contract Committee held three meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended December 31, 2005, the Shareholder, Distribution and Brokerage Committee held 11 meetings.

The Audit Committee is composed of Ms. Knowles (Chair), Mr. Gamper, Dr. Heilmeier, and Messrs. McCoy and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2005, the committee held 14 meetings.

The Governance and Nominating Committee is composed of Dr. Gates (Chair) and Messrs. Lautenbach and Stavropoulos. The committee meets as called by the Chair. A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is attached as Exhibit I to each trust's September 20, 2004 proxy statement. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee recently retained a third-party search firm, which received a fee to compile a list of candidates based upon criteria established by the Independent Trustees. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended December 31, 2005, the committee held 12 meetings.

The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Lautenbach and Stavropoulos) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended December 31, 2005, the committee held eight meetings.

The Proxy Voting Committee is composed of Dr. Heilmeier (Chair), Mr. Lautenbach, and Ms. Small. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. The Board of Trustees established the Proxy Voting Committee in January 2006. During the fiscal year ended December 31, 2005, the committee held no meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Money Market Portfolio, VIP Mid Cap Portfolio, and VIP Overseas Portfolio. The firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as the independent registered public accounting firm for VIP Aggressive Growth Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Balanced Portfolio, VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Index 500 Portfolio, VIP Investment Grade Bond Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio. PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), have confirmed to each trust's Audit Committee that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of VIP Aggressive Growth Portfolio, VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Balanced Portfolio, VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP High Income Portfolio, VIP Index 500 Portfolio, VIP Investment Grade Bond Portfolio, VIP Mid Cap Portfolio, VIP Money Market Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

Each trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with ISB No.1, regarding their independence from the funds and their related entities.

Audit Fees. For each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit Fees billed by PwC or Deloitte Entities for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A,B
VIP Aggressive Growth Portfolio	$ 30,000	$ 26,000
VIP Asset Manager Portfolio	$ 47,000	$ 39,000
VIP Asset Manager: Growth Portfolio	$ 39,000	$ 34,000
VIP Balanced Portfolio	$ 38,000	$ 34,000
VIP Contrafund Portfolio	$ 50,000	$ 41,000
VIP Disciplined Small Cap Portfolio	$ 33,000	$ 0
VIP Dynamic Capital Appreciation Portfolio	$ 30,000	$ 28,000
VIP Equity-Income Portfolio	$ 87,000	$ 75,000
VIP Growth Portfolio	$ 77,000	$ 70,000
VIP Growth & Income Portfolio	$ 35,000	$ 31,000
VIP Growth Opportunities Portfolio	$ 34,000	$ 30,000
VIP High Income Portfolio	$ 67,000	$ 57,000
VIP Index 500 Portfolio	$ 36,000	$ 32,000
VIP Investment Grade Bond Portfolio	$ 41,000	$ 37,000
VIP Mid Cap Portfolio	$ 44,000	$ 34,000
VIP Money Market Portfolio	$ 35,000	$ 32,000
VIP Overseas Portfolio	$ 55,000	$ 50,000
VIP Value Portfolio	$ 33,000	$ 29,000
VIP Value Strategies Portfolio	$ 30,000	$ 27,000
All funds in the Fidelity Group of Funds audited by PwC	$ 12,300,000	$ 10,800,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$ 5,700,000	$ 4,300,000

A Aggregate amounts may reflect rounding.

B No Audit Fees were billed by Deloitte Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements, to VIP Disciplined Small Cap Portfolio as the fund did not commence operations until December 27, 2005.

Audit-Related Fees. In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit-Related Fees billed by PwC or Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A,B
VIP Aggressive Growth Portfolio	$ 0	$ 0
VIP Asset Manager Portfolio	$ 0	$ 0
VIP Asset Manager: Growth Portfolio	$ 0	$ 0
VIP Balanced Portfolio	$ 0	$ 0
VIP Contrafund Portfolio	$ 0	$ 0
VIP Disciplined Small Cap Portfolio	$ 0	$ 0
VIP Dynamic Capital Appreciation Portfolio	$ 0	$ 0
VIP Equity-Income Portfolio	$ 0	$ 0
VIP Growth Portfolio	$ 0	$ 0
VIP Growth & Income Portfolio	$ 0	$ 0
VIP Growth Opportunities Portfolio	$ 0	$ 0
VIP High Income Portfolio	$ 0	$ 0
VIP Index 500 Portfolio	$ 0	$ 0
VIP Investment Grade Bond Portfolio	$ 0	$ 0
VIP Mid Cap Portfolio	$ 0	$ 0
VIP Money Market Portfolio	$ 0	$ 0
VIP Overseas Portfolio	$ 0	$ 0
VIP Value Portfolio	$ 0	$ 0
VIP Value Strategies Portfolio	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B No Audit-Related Fees were billed by Deloitte Entities for services rendered for assurance and related services to VIP Disciplined Small Cap Portfolio that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees as the fund did not commence operations until December 27, 2005.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A,B	2004A,B
PwC	$ 0	$ 0
Deloitte Entities	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to VIP Disciplined Small Cap Portfolio's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees. In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Tax Fees billed by PwC or Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A,B
VIP Aggressive Growth Portfolio	$ 3,900	$ 3,900
VIP Asset Manager Portfolio	$ 3,900	$ 3,900
VIP Asset Manager: Growth Portfolio	$ 4,200	$ 4,200
VIP Balanced Portfolio	$ 4,200	$ 4,200
VIP Contrafund Portfolio	$ 4,200	$ 4,200
VIP Disciplined Small Cap Portfolio	$ 4,000	$ 0
VIP Dynamic Capital Appreciation Portfolio	$ 3,900	$ 3,900
VIP Equity-Income Portfolio	$ 3,400	$ 3,200
VIP Growth Portfolio	$ 2,500	$ 2,400
VIP Growth & Income Portfolio	$ 4,200	$ 4,200
VIP Growth Opportunities Portfolio	$ 4,200	$ 4,200
VIP High Income Portfolio	$ 2,500	$ 2,400
VIP Index 500 Portfolio	$ 4,200	$ 4,200
VIP Investment Grade Bond Portfolio	$ 4,000	$ 4,000
VIP Mid Cap Portfolio	$ 2,200	$ 2,100
VIP Money Market Portfolio	$ 1,700	$ 1,600
VIP Overseas Portfolio	$ 4,200	$ 4,000
VIP Value Portfolio	$ 4,300	$ 4,300
VIP Value Strategies Portfolio	$ 3,600	$ 3,600

A Aggregate amounts may reflect rounding.

B No Tax Fees were billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning, to VIP Disciplined Small Cap Portfolio, as the fund did not commence operations until December 27, 2005.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Tax Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A,B	2004A,B
PwC	$ 0	$ 0
Deloitte Entities	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to VIP Disciplined Small Cap Portfolio's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees. In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Other Fees billed by PwC or Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A,B
VIP Aggressive Growth Portfolio	$ 0	$ 0
VIP Asset Manager Portfolio	$ 0	$ 0
VIP Asset Manager: Growth Portfolio	$ 0	$ 0
VIP Balanced Portfolio	$ 0	$ 0
VIP Contrafund Portfolio	$ 0	$ 0
VIP Disciplined Small Cap Portfolio	$ 0	$ 0
VIP Dynamic Capital Appreciation Portfolio	$ 0	$ 0
VIP Equity-Income Portfolio	$ 10,900	$ 10,100
VIP Growth Portfolio	$ 9,400	$ 10,000
VIP Growth & Income Portfolio	$ 0	$ 0
VIP Growth Opportunities Portfolio	$ 0	$ 0
VIP High Income Portfolio	$ 2,800	$ 2,800
VIP Index 500 Portfolio	$ 0	$ 0
VIP Investment Grade Bond Portfolio	$ 0	$ 0
VIP Mid Cap Portfolio	$ 5,100	$ 3,600
VIP Money Market Portfolio	$ 2,300	$ 2,400
VIP Overseas Portfolio	$ 3,400	$ 2,900
VIP Value Portfolio	$ 0	$ 0
VIP Value Strategies Portfolio	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B No Other Fees were billed by Deloitte Entities for all other non-audit services rendered to VIP Disciplined Small Cap Portfolio, as the fund did not commence operations until December 27, 2005.

In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Other Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A,B	2004A,B
PwC	$ 190,000	$ 490,000
Deloitte Entities	$ 160,000	$ 850,000

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to VIP Disciplined Small Cap Portfolio's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by PwC of $3,550,000A and $2,650,000A and Deloitte Entities of $600,000A and $1,400,000A, respectively, for non-audit services rendered on behalf of VIP Aggressive Growth Portfolio, VIP Balanced Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Mid Cap Portfolio, and VIP Value Strategies Portfolio, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2005A	2005A	2004A	2004A
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
PwC	$ 200,000	$ 3,350,000	$ 500,000	$ 2,150,000
Deloitte Entities	$ 200,000	$ 400,000	$ 900,000	$ 500,000

A Aggregate amounts may reflect rounding.

For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by Deloitte Entities of $600,000A,B and $1,400,000A,B, respectively, for non-audit services rendered on behalf of VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Index 500 Portfolio, and VIP Investment Grade Bond Portfolio, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2005A,B	2005A,B	2004A,B	2004A,B
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
Deloitte Entities	$ 200,000	$ 400,000	$ 900,000	$ 500,000

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to VIP Disciplined Small Cap Portfolio's commencement of operations.

For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by PwC of $3,600,000A and $2,700,000A and Deloitte Entities of $550,000A and $1,350,000A, respectively, for non-audit services rendered on behalf of VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Money Market Portfolio, VIP Overseas Portfolio, and VIP Value Portfolio, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2005A	2005A	2004A	2004A
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
PwC	$ 250,000	$ 3,350,000	$ 550,000	$ 2,150,000
Deloitte Entities	$ 150,000	$ 400,000	$ 850,000	$ 500,000

A Aggregate amounts may reflect rounding.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO INSURANCE COMPANIES

Please advise the appropriate trust, in care of Client Services at 1-800-208-0098, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

Fidelity is a registered trademark of FMR Corp.

1.750687.102

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VIP-pxs-0906

Form of Proxy Card: VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Money Market Portfolio, VIP Overseas Portfolio, and VIP Value Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Mail!!
[Control # Prints Here]	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Kenneth L. Wolfe, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 15, 2006 at 9:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Variable Insurance Products Fund-11/2006-LP

Please refer to the Proxy Statement discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert R. Gamper, Jr. (03) Robert M. Gates (04) George H. Heilmeier (05) Edward C. Johnson 3d (06) Stephen P. Jonas (07) James H. Keyes (effective 01/01/07)	(08) Marie L. Knowles (09) Ned C. Lautenbach (10) William O. McCoy (11) Robert L. Reynolds (12) Cornelia M. Small (13) William S. Stavropoulos (14) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)	WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	VIP-PXC-0906-LP	(down arrow)

Form of Proxy Card: VIP Asset Manager Portfolio, VIP Asset Manager: Growth Portfolio, VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Index 500 Portfolio, VIP Investment Grade Bond Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Mail!!
[Control # Prints Here]	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Kenneth L. Wolfe, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund II as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 15, 2006 at 9:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Variable Insurance Products Fund II-11/2006-LP

Please refer to the Proxy Statement discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert R. Gamper, Jr. (03) Robert M. Gates (04) George H. Heilmeier (05) Edward C. Johnson 3d (06) Stephen P. Jonas (07) James H. Keyes (effective 01/01/07)	(08) Marie L. Knowles (09) Ned C. Lautenbach (10) William O. McCoy (11) Robert L. Reynolds (12) Cornelia M. Small (13) William S. Stavropoulos (14) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)	WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	VIP-PXC-0906-LP	(down arrow)

Form of Proxy Card: VIP Aggressive Growth Portfolio, VIP Balanced Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Mid Cap Portfolio, and VIP Value Strategies Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Mail!!
[Control # Prints Here]	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Kenneth L. Wolfe, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Variable Insurance Products Fund III as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on November 15, 2006 at 9:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Variable Insurance Products Fund III-11/2006-LP

Please refer to the Proxy Statement discussion of this matter.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert R. Gamper, Jr. (03) Robert M. Gates (04) George H. Heilmeier (05) Edward C. Johnson 3d (06) Stephen P. Jonas (07) James H. Keyes (effective 01/01/07)	(08) Marie L. Knowles (09) Ned C. Lautenbach (10) William O. McCoy (11) Robert L. Reynolds (12) Cornelia M. Small (13) William S. Stavropoulos (14) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)	WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	VIP-PXC-0906-LP	(down arrow)

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

VIP Equity-Income Portfolio

VIP Growth Portfolio

VIP High Income Portfolio

VIP Money Market Portfolio

VIP Overseas Portfolio

VIP Value Portfolio

Funds of Variable Insurance Products Fund

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on November 15, 2006. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the best interests of shareholders. They recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

VIP Asset Manager Portfolio

VIP Asset Manager: Growth Portfolio

VIP Contrafund Portfolio

VIP Disciplined Small Cap Portfolio

VIP Index 500 Portfolio

VIP Investment Grade Bond Portfolio

Funds of Variable Insurance Products Fund II

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on November 15, 2006. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the best interests of shareholders. They recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

VIP Aggressive Growth Portfolio

VIP Balanced Portfolio

VIP Dynamic Capital Appreciation Portfolio

VIP Growth & Income Portfolio

VIP Growth Opportunities Portfolio

VIP Mid Cap Portfolio

VIP Value Strategies Portfolio

Funds of Variable Insurance Products Fund III

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity funds mentioned above will be held on November 15, 2006. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the best interests of shareholders. They recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You may be asked to vote on the following proposal:

1. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 13 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are three "interested" trustees and ten "Independent" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details these fees, in the proxy statement.

Has the funds' Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is September 18, 2006.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."